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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2001

                         Data Research Associates, Inc.
              -----------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

             Missouri                   0-20244                   43-1063230
-------------------------------     -----------------        -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


1276 North Warson Rd., St. Louis, Missouri                         63132
-------------------------------------------------              --------------
(Address of principal executive offices)                         (Zip Code)





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Item 5.  Other Events.

         On January 8, 2001, Carole Cotton resigned as a director of Data Research Associates, Inc. She cited personal reasons and her desire to concentrate on other interests as the causes of her resignation. She stated that her resignation was not because of any disagreement with the Company or any of its directors or officers on any matter relating to DRA's operations, policies or practices. Additional information concerning the resignation is contained in the press release being filed as Exhibit 99.1 to this report.









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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated January 8, 2001.










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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 8, 2001
                                            DATA RESEARCH ASSOCIATES, INC.



                                            By: /s/ Michael J. Mellinger
                                            ------------------------------------
                                            Name:   Michael J. Mellinger
                                            Title:  Chairman, President, and
                                                     Chief Executive Officer








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